Data as of 11/30/16

Manager’s Commentary

Market Review
In November, the MSCI Golden Dragon Index declined by 1.6% in US dollar terms, moving in line with other Asian markets. Among the three Greater China markets, Chinese equities outperformed, but closed the month lower than the end of last month. Expectations that the Chinese authorities would maintain a loose monetary stance supported sentiment. China's manufacturing and services Purchasing Manager's Index ("PMI") measures rose for October and beat expectations, suggesting the Chinese economy had a strong start to the fourth quarter. Simultaneously, Chinese home price growth gathered momentum in October, strengthening fears of a bubble which promted further government restrictions in its top tier cities.

The surprising US election result lead to expectations that increased fiscal spending would accelerate US economic growth leading to higher US interest rates. In this environment, cyclical sectors, such as financials and materials, outperformed the broader market. In contrast, defensive sectors, such as telecommunications and utilities, lagged the broader market. Real estate was another underperforming sector as both Hong Kong and China property markets were impacted by the introduction of policies designed to cool prices.

Fund Review
Over the month, The China Fund, Inc. (the "Fund") performed in line with the benchmark. Select mid and small-cap holdings were beneficial to performance. The top contributor over the month was Semiconductor Manufacturing International Corporation, a mid-cap Chinese semiconductor foundry. The company is a major beneficiary of the move to localize the production of higher margin goods and is also gaining market share globally. The company's share price continued to climb after it posted strong quarterly earnings results. We continue to like the name for its further valuation upside and earnings growth potential.

Holdings in real estate stocks and limited exposure to financials, especially life insurers which benefited from higher bond yields during the month, were key detractors. While we have a positive view on long term premium growth for the life insurance sector, we were previously concerned about the impact of the low investment yield environment. With the recent increase in bond yields, we are evaluating the earnings impact for this sector.

Key Transactions
The key sale over the month was Beijing Enterprises Holdings Limited, a Chinese natural gas distributor. We like the company's dominant position in the Beijing area with strong gas sales growth momentum. However, the company's recent overseas acquisitions have raised concerns over the way management is allocating capital. As a result, we have reduced our exposure.

Outlook
In recent months, corporate earnings improvement in China has been encouraging. While the improvement emerges largely from the upstream sectors, we expect to see a more broad-based recovery if the current momentum in economic growth is sustained.

We believe it is too early to ascertain the long term impact of Donald Trump's surprise election victory. Until President-elect Trump's policies are known, his rhetoric around trade, immigration and international cooperation are likely to threaten global economic growth. We therefore continue to focus on companies where growth is more domestic-driven. These include companies that are well positioned to capture the rising affluence of domestic consumers, such as internet / e-commerce companies, health care and life insurance companies. We also prefer to hold companies that are the beneficiaries of government policies such as increased infrastructure spending and exposure to railway equipment manufacturers and construction contractors.

In Brief
Fund Data
Description	Seeks to achieve long-term capital appreciation through investments in China companies.
Listing Date (NYSE)	July 10, 1992
Total Fund Assets (millions)	$290.0
Median Market Cap (in billions)	$9.7
Distribution Frequency	Annual
Management Firm	Allianz Global Investors U.S. LLC
Portfolio Management	Christina Chung, CFA, CMA Lead Portfolio Manager

Performance (US$ Returns) (as of 11/30/16)
	Fund	Benchmark[1]
One Month	-1.81%	-1.57%
Three Month	-0.22%	0.32%
One Year	4.26%	9.25%
Three Year	2.17%	2.93%

Net Asset Value / Market Price
Net Asset Value (NAV) / Market Price at Inception	$13.15 / $14.26
NAV / Market Price (as of 11/30/16)	$18.44 / $15.95

High / Low Ranges (52-Week)
High / Low NAV	$19.80 / $14.65
High / Low Market Price	$17.26 / $12.85
Premium/Discount to NAV (as of 11/30/16)	-13.50%

Fund Data (Common Shares)
Shares Outstanding	15,722,675
Average Daily Volume	26,502
Expense Ratio	1.53%

Fund Manager

Christina Chung, CFA, CMA Lead Portfolio Manager

1. MSCI Golden Dragon Index.

The China Fund, Inc.

Investment Objective

The investment objective of the Fund is to achieve long-term capital appreciation. The Fund seeks to achieve its objective through investment in the equity securities of companies and other entities with significant assets, investments, production activities, trading or other business interests in China or which derive a significant part of their revenue from China.

The Fund has an operating policy that the Fund will invest at least 80% of its assets in China companies. For this purpose, 'China companies' are (i) companies for which the principal securities trading market is in China; (ii) companies for which the principal securities trading market is outside of China or in companies organized outside of China, that in both cases derive at least 50% of their revenues from goods or services sold or produced, or have a least 50% of their assets in China; or (iii) companies organized in China. Under the policy, China means the People's Republic of China, including Hong Kong, and Taiwan. The Fund will provide its stockholders with at least 60 days' prior notice of any change to this policy.

Returns For Periods Ending November 30, 2016*
	1 Month	3 Month	YTD	1 Year	3 Year	5 Year	10 Year	Inception
NAV	-1.81%	-0.22%	3.83%	4.26%	2.17%	6.86%	9.34%	9.96%
Market Price	-1.42%	-0.37%	2.77%	3.42%	1.35%	5.07%	8.52%	8.94%
MSCI Golden Dragon Index	-1.57%	0.32%	10.04%	9.25%	2.93%	8.29%	5.35%	—

Calendar Year Returns
	2008	2009	2010	2011	2012	2013	2014	2015
NAV	-46.95%	72.83%	27.26%	-24.37%	12.12%	18.31%	7.82%	-5.51%
Market Price	-40.65%	72.19%	23.60%	-27.51%	20.52%	12.70%	5.29%	-6.38%
MSCI Golden Dragon Index	-49.37%	67.12%	13.60%	-18.35%	22.65%	7.25%	8.06%	-7.12%

Past performance is not a guide to future returns.

*	Annualized for periods greater than one year.

Source: State Street Bank and Trust Company. Source for index data: MSCI as at November 30, 2016. Investment returns are historical and do not guarantee future results. Investment returns reflect changes in net asset value and market price per share during each period and assumes that dividends and capital gains distributions, if any, were reinvested. The net asset value (NAV) percentages are not an indication of the performance of a shareholder's investment in the Fund, which is based on market price. NAV performance includes the deduction of management fees and other expenses. Market price performance does not include the deduction of brokerage commissions and other expenses of trading shares and would be lower had such commissions and expenses been deducted. It is not possible to invest directly in an index.

Premium/Discount

Sector Allocation
	Fund	Benchmark[1]
Information Technology	37.05%	31.78%
Financials	20.07%	25.68%
Industrials	10.88%	6.32%
Telecom Services	9.99%	5.56%
Real Estate	7.42%	7.94%
Consumer Discretionary	5.92%	8.47%
Energy	2.41%	3.60%
Consumer Staples	1.42%	2.29%
Health Care	1.07%	1.22%
Utilities	1.01%	4.04%
Materials	0.30%	3.09%
Other assets & liabilities	2.46%	0.00%

Source: IDS GmbH - Analysis and Reporting Services, a subsidiary of Allianz SE.

Country Allocation
	Fund	Benchmark[1]
China	72.72%	75.65%
Hong Kong Red Chips	29.20%	9.80%
Hong Kong 'H' shares	16.81%	21.31%
Equity linked securities ('A' shares)	1.03%	0.00%
China 'A' & 'B' shares	0.00%	0.14%
Other Hong Kong securities	25.68%	31.15%
Others	0.00%	13.25%
Taiwan	24.82%	24.35%
Other assets & liabilities	2.46%	0.00%

Top 10 Holdings
TAIWAN SEMIC CO LTD (Taiwan)	8.83%
TENCENT HOLDINGS LTD (China)	6.55%
SUN HUNG KAI PROPERTIES LTD (H.K.)	5.82%
CHINA MERCHANTS BANK CO LTD (China)	4.64%
HK EXCHANGES & CLEARING LTD (H.K.)	4.08%
ALIBABA GROUP HOLDING LTD (China)	3.95%
PING AN INSURANCE (China)	3.64%
CHINA UNICOM HONG KONG LTD (China)	3.13%
QINGLING MOTORS CO LTD (China)	3.03%
SEMICOND MANUF INT (China)	3.00%

Portfolio Characteristics
	Fund	Benchmark[1]
P/E Ratio	14.96	13.78
P/B Ratio	1.52	1.44
Issues in Portfolio	44	283
Foreign Holdings (%)	97.54	100.00
Other assets & liabilities (%)	2.46	0.00
Yield (%)	2.89	2.79

Source: IDS GmbH - Analysis and Reporting Services, a subsidiary of Allianz SE.

1. MSCI Golden Dragon Index.

The China Fund, Inc.

Distribution History (10 Year)

Declaration Date	Ex-dividend Date	Record Date	Payable Date	Distribution/ Share	Income	Long-term Capital Gain	Short-term Capital Gain
12/8/06	12/19/06	12/21/06	12/29/06	$4.01170	$0.29960	$2.73090	$0.98120
12/7/07	12/19/07	12/21/07	1/25/08	$12.12000	$0.28000	$9.00000	$2.84000
12/8/08	12/22/08	12/24/08	1/23/09	$5.81740	$0.48130	$5.33610	—
12/9/09	12/22/09	12/24/09	12/29/09	$0.25570	$0.25570	—	—
12/8/10	12/21/10	12/24/10	12/29/10	$2.27420	$0.37460	$1.89960	—
12/8/11	12/21/11	12/23/11	12/29/11	$2.99640	$0.17420	$2.82220	—
12/10/12	12/20/12	12/24/12	12/28/12	$3.25170	$0.34730	$2.90440	—
12/13/13	12/19/13	12/23/13	12/27/13	$3.31400	$0.43870	$2.87530	—
12/8/14	12/18/14	12/22/14	1/5/15	$3.76510	$0.29820	$3.46690	—
12/16/15	12/23/15	12/28/15	1/6/16	$1.49580	$0.21330	$0.84620	$0.43630

Distribution/Share includes Income, Long-term Capital gains and Short-term Capital gains.

The China Fund NAV Performance of $10,000 since inception

Past performance is not a guide to future returns.

Index Description

MSCI Golden Dragon Index

The MSCI Golden Dragon Index captures the equity market performance of large and mid cap China securities (H shares, B shares, Red-Chips and P-Chips) and non-domestic China securities listed in Hong Kong and Taiwan.

It is not possible to invest directly in an index.

The China Fund, Inc.

Portfolio in Full

Sector	Company (exchange ticker)	Market Price	Holding	Value US$	% of net assets
Information Technology					37.05
TAIWAN SEMICONDUCTOR MANUFACTURING CO LTD	2330	183.00	4,461,000	25,612,995	8.83
TENCENT HOLDINGS LTD	700	193.70	760,900	19,001,287	6.55
ALIBABA GROUP HOLDING LTD	BABA	94.02	121,966	11,467,243	3.95
SEMICONDUCTOR MANUFACTURING INTERNATIONAL CORP	981	1.05	64,229,000	8,694,533	3.00
DELTA ELECTRONICS INC	2308	160.00	1,548,359	7,772,643	2.68
HON HAI PRECISION INDUSTRY CO LTD	2317	82.00	2,537,100	6,527,224	2.25
ADVANTECH CO LTD	2395	256.50	798,841	6,428,724	2.22
LARGAN PRECISION CO LTD	3008	3,690.00	54,000	6,251,686	2.16
DIGITAL CHINA HOLDINGS LTD	861	6.16	7,444,000	5,911,707	2.04
BAIDU INC	BIDU	166.95	32,722	5,462,938	1.88
PRIMAX ELECTRONICS LTD	4915	45.80	1,985,000	2,852,352	0.98
GOLDPAC GROUP LTD	3315	2.28	5,021,000	1,475,879	0.51
Financials					20.07
CHINA MERCHANTS BANK CO LTD	3968	19.16	5,450,500	13,463,490	4.64
HONG KONG EXCHANGES & CLEARING LTD	388	204.00	449,400	11,819,226	4.08
PING AN INSURANCE GROUP CO OF CHINA LTD	2318	42.90	1,911,000	10,569,241	3.64
CHINA CONSTRUCTION BANK CORP	939	5.78	10,814,000	8,058,236	2.78
FUBON FINANCIAL HOLDING CO LTD	2881	49.45	3,758,000	5,830,424	2.01
CATHAY FINANCIAL HOLDING CO LTD	2882	46.90	2,880,000	4,237,819	1.46
CITIC SECURITIES CO LTD	6030	18.16	1,810,000	4,237,603	1.46
Industrials					10.87
CHINA EVERBRIGHT INTERNATIONAL LTD	257	9.40	5,729,000	6,942,765	2.39
CN STATE CONSTRUCTION INTERNATIONAL HOLDINGS LTD	3311	12.54	3,046,000	4,924,399	1.70
CK HUTCHISON HOLDINGS LTD	1	94.50	310,000	3,776,759	1.30
QINGDAO PORT INTERNATIONAL CO LTD	6198	4.29	6,596,000	3,648,075	1.26
ZHUZHOU CRRC TIMES ELECTRIC CO LTD	3898	42.10	647,500	3,514,372	1.21
BEIJING ENTERPRISES HOLDINGS LTD	392	35.80	704,500	3,251,545	1.12
JARDINE MATHESON HOLDINGS LTD	J36	54.20	51,100	2,769,620	0.95
KING SLIDE WORKS CO LTD	2059	364.50	239,000	2,733,207	0.94
Telecom Services					9.99
CHINA UNICOM HONG KONG LTD	762	9.42	7,466,000	9,067,022	3.13
CHINA MOBILE LTD	941	84.65	776,500	8,474,113	2.92
PCCW LTD	8	4.51	8,623,000	5,013,728	1.73
CHUNGHWA TELECOM CO LTD	2412	107.50	1,110,000	3,743,764	1.29
HUTCHISON TELECOMMUNICATIONS HK HOLDINGS LTD	215	2.59	7,974,000	2,662,575	0.92
Real Estate					7.43
SUN HUNG KAI PROPERTIES LTD	16	101.50	1,289,000	16,867,269	5.82
CHINA OVERSEAS LAND & INVESTMENT LTD	688	22.40	1,616,000	4,666,757	1.61
Consumer Discretionary					5.91
QINGLING MOTORS CO LTD	1122	2.35	28,960,000	8,773,891	3.03
SANDS CHINA LTD	1928	38.20	810,800	3,993,033	1.38
CITIGROUP GLOBAL MARKETS HOLD (exch. for CHINA CYTS TOURS HOLDIN)	N/A	3.36	888,827	2,986,459	1.03
LI & FUNG LTD	494	3.40	3,128,000	1,371,107	0.47
Energy					2.41
CNOOC LTD	883	9.78	5,533,000	6,976,303	2.41
Consumer Staples					1.42
WANT WANT CHINA HOLDINGS LTD	151	4.95	3,538,000	2,257,817	0.78
VINDA INTERNATIONAL HOLDINGS LTD	3331	14.74	984,000	1,869,900	0.64
Health Care					1.07
CSPC PHARMACEUTICAL GROUP LTD	1093	8.33	2,892,000	3,105,769	1.07
Utilities					1.01
CHINA RESOURCES POWER HOLDINGS CO LTD	836	12.76	1,778,000	2,924,881	1.01

The China Fund, Inc

Portfolio in Full

Sector	Company (exchange ticker)	Market Price	Holding	Value US$	% of net assets
Materials					0.30
TIANGONG INTERNATIONAL CO LTD	826	0.93	7,246,000	868,775	0.30

Source: State Street Bank and Trust Company, IDS GmbH - Analysis and Reporting Services, a subsidiary of Allianz SE.

Important Information:

Holdings are subject to change daily. The Fund seeks to achieve its objective through investment in the equity securities of companies and other entities with significant assets, investments, production activities, trading or other business interests in China or which derive a significant part of their revenue from China. Investing in non-U.S. securities entails additional risks, including political and economic risk and the risk of currency fluctuations, as well as lower liquidity. These risks, which can result in greater price volatility, will generally be enhanced in less diversified funds that concentrate investments in a particular geographic region.

The information contained herein has been obtained from sources believed to be reliable but Allianz Global Investors U.S. LLC and its affiliates do not warrant the information to be accurate, complete or reliable. The opinions expressed herein are subject to change at any time and without notice. Past performance is not indicative of future results. This material is not intended as an offer or solicitation for the purchase or sale of any financial instrument. Investors should consider the investment objectives, risks, charges and expenses of any mutual fund carefully before investing. This and other information is contained in the Fund's annual and semiannual reports, proxy statement and other Fund information, which may be obtained by contacting your financial advisor or visiting the Fund's website at www.chinafundinc.com. This information is unaudited and is intended for informational purposes only. It is presented only to provide information on the Fund's holdings, performance and strategies. The Fund is a closed-end exchange traded management investment company. This material is presented only to provide information and is not intended for trading purposes. Closed-end funds, unlike open-end funds, are not continuously offered. After the initial public offering by a closed-end fund, its shares can be purchased and sold on the open market through a stock exchange, where shares may trade at a premium or a discount. The market price of holdings is subject to change daily.

P/E is a ratio of security price to earnings per share. Typically, an undervalued security is characterized by a low P/E ratio, while an overvalued security is characterized by a high P/E ratio. P/B is a ratio of the current stock price to the book value. This is used to identify undervalued stocks. Dividend yield is the annual percentage of return earned by an investor on a common or preferred stock. The average dividend yield is the dividend rate divided by current share price.

©2016 Allianz Global Investors Distributors LLC.

Investment Products: Not FDIC Insured | May Lose Value | Not Bank Guaranteed	FS-CHN-1116